UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22085

Tortoise Total Return Fund, LLC
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
 (Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
 (Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2008

Item 1. Reports to Stockholders.

TORTOISE TOTAL RETURN FUND, LLC

2008 SEMI-ANNUAL REPORT

Tortoise Total Return Fund, LLC
SCHEDULE OF INVESTMENTS (Unaudited)

	June 30, 2008
	Shares	Fair Value
Master Limited Partnerships and Related Companies - 98.8% (1)
Crude/Refined Products Pipelines - 5.3% (1)
NuStar Energy L.P.	11,000	$521,290
SemGroup Energy Partners, L.P.	16,700	423,178
		944,468

Natural Gas/Natural Gas Liquids Pipelines - 63.9% (1)
El Paso Pipeline Partners, L.P.	29,500	609,175
Enterprise GP Holdings L.P.	290,146	8,727,592
Spectra Energy Partners, LP	29,500	679,975
TC PipeLines, LP	14,400	507,456
Williams Pipeline Partners L.P.	49,200	849,192
		11,373,390

Natural Gas Gathering/Processing - 22.5% (1)
Copano Energy, L.L.C.(2)	62,952	1,971,657
Crosstex Energy, L.P.	7,800	223,704
DCP Midstream Partners, LP	8,250	241,312
MarkWest Energy Partners, L.P.	43,800	1,563,660
		4,000,333

Propane Distribution - 3.3% (1)
Inergy, L.P.	14,500	377,290
Inergy Holdings, L.P.	5,738	206,051
		583,341

Shipping - 3.8% (1)
K-Sea Transportation Partners L.P.	16,000	509,920
OSG America L.P.	12,540	171,171
		681,091

Total Master Limited Partnerships and Related Companies (Cost $20,146,337)		17,582,623

Short-Term Investment - 2.0% (1)
First American Government Obligations Fund - Class Y, 1.91%(3) (Cost $356,698)	356,698	356,698

Total Investments - 100.8% (1) (Cost $20,503,035)		17,939,321
Liabilities in Excess of Cash and Other Assets - (0.8%) (1)		(146,733)
Total Members' Capital - 100.0% (1)		$17,792,588

(1) Calculated as a percentage of members' capital.
(2) Restricted security has a fair value of $1,971,657 which represents 11.1% of members' capital.
See Note 6 to the financial statements for further disclosure.
(3) Rate indicated is the current yield as of June 30, 2008.

See accompanying Notes to the Financial Statements.

Tortoise Total Return Fund, LLC
STATEMENT OF FINANCIAL CONDITION (Unaudited)

June 30, 2008
Assets
Investments at value (cost $20,503,035)	$17,939,321
Interest and dividends receivable	561
Total assets	$17,939,882

Liabilities and Members' Capital
Payable to Adviser	$59,498
Accrued expenses and other liabilities	87,796
Total liabilities	147,294
Members' capital (21,200.195 units outstanding)	17,792,588
Total liabilities and members' capital	$17,939,882
Membership unit value (members' capital divided by
units outstanding at end of period)	$839.27

See accompanying Notes to the Financial Statements.

Tortoise Total Return Fund, LLC
STATEMENT OF OPERATIONS (Unaudited)
Period from January 1, 2008 through June 30, 2008
Investment Income
Distributions from master limited partnerships	$468,029
Less return of capital on distributions	(215,213)
Net distributions from master limited partnerships	252,816
Dividends from money market mutual funds	2,312
Total Investment Income	255,128

Operating Expenses
Advisory fees	119,921
Professional fees	69,126
Administrator fees	62,188
Amortization of offering costs	37,572
Directors' fees	1,367
Custodian fees and expenses	773
Other expenses	9,701
Total Operating Expenses	300,648
Net Investment Loss	(45,520)

Realized and Unrealized Loss on Investments
Net realized loss on investments	(486,606)
Net unrealized depreciation of investments	(1,968,993)
Net Realized and Unrealized Loss on Investments	(2,455,599)

Net Decrease in Members' Capital Resulting from Operations	$(2,501,119)

See accompanying Notes to the Financial Statements.

Tortoise Total Return Fund, LLC
STATEMENT OF CHANGES IN MEMBERS' CAPITAL

	Period from January 1, 2008 through June 30, 2008	Period from June 29, 2007 (1) through December 31, 2007
	(Unaudited)
Operations
Net investment loss	$(45,520)	$(130,434)
Net realized loss on investments	(486,606)	(42,653)
Net unrealized depreciation of investments	(1,968,993)	(594,722)
Net decrease in members' capital resulting from operations	(2,501,119)	(767,809)
Capital Transactions
Proceeds from issuance of 21,030.195 units	-	21,000,000
Net increase in members' capital resulting from capital transactions	-	21,000,000
Total increase (decrease) in members' capital	(2,501,119)	20,232,191
Members' Capital
Beginning of period	20,293,707	61,516
End of period	$17,792,588	$20,293,707

(1) Commencement of Operations.

See accompanying Notes to the Financial Statements.

Tortoise Total Return Fund, LLC
FINANCIAL HIGHLIGHTS
	Period from January 1, 2008 through June 30, 2008	Period from June 29, 2007 (1) through December 31, 2007
	(Unaudited)

Per Unit Data (2)
Membership Unit Value, beginning of period	$957.24	$-
Offering price		1,000.00
Loss from Investment Operations:
Net investment loss(3) (4)	(2.15)	(6.29)
Net realized and unrealized loss on investments (4)	(115.82)	(36.47)
Total decrease from investment operations	(117.97)	(42.76)
Membership Unit Value, end of period	$839.27	$957.24
Total Investment Return (5)	(12.32)%	(4.28)%

Supplemental Data and Ratios
Members' capital, end of period (000's)	$17,793	$20,294
Ratio of expenses to average members' capital before expense reimbursement (6)	3.26%	3.64%
Ratio of expenses to average members' capital after expense reimbursement (6)	3.26%	2.57%
Ratio of net investment loss to average members' capital before expense reimbursement (6)	(0.49)%	(2.35)%
Ratio of net investment loss to average members' capital after expense reimbursement (6)	(0.49)%	(1.28)%
Portfolio turnover rate (4)	15.66%	4.36%

(1) Commencement of Operations.
(2) Information presented relates to a unit outstanding for the entire period.
(3) Per unit data calculated using the average shares outstanding method.
(4) The per unit data for the period from June 29, 2007 through December 31, 2007 does not reflect the change in estimate of investment income and return of capital for the respective period. See Note 2C to the financial statements for further disclosure.
(5) Not annualized for periods less than a year. Total investment return is calculated assuming the purchase of a unit at the offering price or membership unit value at the beginning of the period and a sale at the membership unit value, end of period.
(6) Annualized for periods less than a year.

See accompanying Notes to the Financial Statements.

TORTOISE TOTAL RETURN FUND, LLC
NOTES TO THE FINANCIAL STATEMENTS
June 30, 2008
(Unaudited)

1.	Organization

Tortoise Total Return Fund, LLC (the "Company"), organized as a Delaware limited liability company on May 17, 2007, was created to provide an efficient vehicle for institutions to gain exposure to the energy infrastructure sector, primarily publicly traded master limited partnerships (MLPs) and their affiliates.  The Company is a non-diversified closed-end management investment company under the Investment Company Act of 1940.  The Company is treated as a partnership for federal income tax purposes.  The business and affairs of the Company are managed by the Board of Directors, a majority of which are not interested persons of the Adviser or its affiliates.  The Company commenced operations on June 29, 2007.

2.	Significant Accounting Policies

A. Use of Estimates– The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation– The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date.  If the security is listed on more than one exchange, the Company will use the price of that exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.

The Company also intends to invest in restricted securities.  Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors.  Such fair value procedures consider factors such as securities with similar yields, quality, type of issue, coupon and rating.  If events occur that will affect the value of the Company’s portfolio securities before the membership unit value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using a fair value procedure.

The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”).  SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles and expands disclosures about fair value measurements.  SFAS 157 is applicable in conjunction with other accounting pronouncements that require or permit fair value measurements, but does not expand the use of fair value to any new circumstances.  More specifically, SFAS 157 emphasizes that fair value is a market based measurement, not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority given to quoted prices in active markets and the lowest priority to unobservable inputs.  The Company's adoption of SFAS 157 did not have a material impact on its financial condition or results of operations.  See Note 5 – Fair Value of Financial Instruments for further disclosure.

C. Security Transactions and Investment Income – Security transactions are accounted for on the date the securities are purchased or sold (trade date).  Realized gains and losses are reported on an identified cost basis.  Interest income, if any, is recognized on the accrual basis, including amortization of premiums and accretion of discounts.  Dividend and distribution income is recorded on the ex-dividend date.  Distributions received from investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP.  Investment income and return of capital is recorded based on estimates made at the time such distributions are received.  Such estimates are based on historical information available from each MLP and other industry sources.  These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Company.

For the period from June 29, 2007 (commencement of operations) through December 31, 2007, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations.  For this period, the Company had estimated approximately 13 percent as investment income and approximately 87 percent as return of capital.

Subsequent to December 31, 2007, the Company reclassified the amount of investment income and return of capital it recognized based on the 2007 tax reporting information received from the individual portfolio companies. This reclassification amounted to an increase in net investment income and a decrease in unrealized appreciation of investments of approximately $193,000 or $9.10 per membership unit and is included in the accompanying Statement of Operations.

D. Distributions to Members – Initially, the Company does not intend to make regular distributions to its members.  Rather, the Company intends to reinvest any amounts received as cash or paid-in-kind distributions from its equity investments and interest payments on debt securities in accordance with its investment objective.  The Board of Directors has the ability to change this policy and may decide to pay distributions depending on market conditions.

E.  Capital Accounts and Allocation of Income, Loss and Credits – The Company maintains a separate capital account for each member.  In general, the capital account of each member is increased by the amount of money contributed by the member to purchase units and by any income and gain allocated to the member.  The capital account of each member is reduced by any amounts of money distributed to the member and by any loss allocated to the member.  The Company generally allocates income, loss and credits to each member in accordance with its percentage interest, including allocations for tax purposes.  A member’s liability is limited to the amount of the member’s capital contribution to the Company.

F.  Unit Issuances and Redemptions - The number of units issued is determined by dividing the total contribution made by the member by the membership unit value as determined at any time within two business days prior to the closing of such issuance in accordance with Section 23(b) of the 1940 Act.  At the discretion of the Board of Directors, liquidity may be provided to members through a tender offer process that could occur as often as quarterly or semi-annually, subject to investment liquidity, the number of members of the Company and other factors.  Units will be repurchased at a price equal to the membership unit value as of the close of the business day on the valuation date.  Repurchases of units from members may be paid, at the discretion of the Board of Directors, in cash, or by the distribution of securities in-kind, or partly in cash and partly in-kind.  The Company generally does not expect to distribute securities in-kind, except in the unlikely event that making a cash payment would result in a material adverse effect on the Company or its members not tendering units for repurchase.  Any in-kind distribution of securities will be valued at fair value in accordance with the terms of the Company’s Operating Agreement and will be distributed to all tendering members on a proportional basis.

G. Federal, State and Local Taxation– The Company is treated as a partnership for federal income tax purposes.  If treated as a partnership for federal income tax purposes, the Company will not be subject to federal income tax.  Instead, each investor will be required to report on its federal income tax returns its allocable share of the Company’s ordinary income or loss, capital gain or loss, credits, tax preferences and other tax items for each tax year of the Company ending within or with such investor’s tax year, however, possibly subject to various limitations on the use of losses and deductions.  In addition to federal income tax consequences, the Company may be subject to various state and local taxes and may be required to withhold amounts from investor distributions for purposes of satisfying state and local tax obligations, and investors may have state and local tax consequences with respect to their investment.  Since the MLPs in which the company invests will likely operate in several states, an investor may have state and local tax reporting in any state in which these MLPs operate.

As of June 30, 2008, the aggregate cost of securities for federal income tax purposes was $20,675,159.  At June 30, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $241,970, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,977,808 and the net unrealized depreciation was $2,735,838.

On June 29, 2007, the Company adopted the provisions of the Financial Accounting Standards Board (FASB) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes.  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority, and if so, the measurement of tax benefit recognized.  The Company has concluded that no provision is required under FIN 48.

H. Organization Expenses and Offering Costs - The Adviser is responsible for paying all organizational expenses. The Company is responsible for paying all offering expenses.  Offering costs of $76,187 were capitalized and were amortized on a straight-line basis over twelve months following the commencement of operations, as the offering period was determined to be continuous.  As of June 30, 2008, the offering costs have been fully amortized.

I. Indemnifications - Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Concentration of Risk

The Company’s investment objective is to provide members with a high level of long-term total return.  The Company will invest at least 80 percent of total assets (including assets obtained through anticipated leverage) in securities of companies in the energy infrastructure sector. The Company may invest up to 100 percent of total assets in restricted securities purchased directly from issuers.

4.	Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company will pay the Adviser a fee equal to an annual rate of 1.30 percent of the Company's average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares, if any) ("Managed Assets"), in exchange for the investment advisory services provided.  The management fee will be paid quarterly within five days after the end of each calendar quarter.

SEI Global Fund Services, Inc. serves as the Company's administrator.  The Company pays the administrator a monthly fee computed at an annual rate of 0.10 percent of the first $250,000,000 of the Company's Managed Assets, 0.08 percent on the next $250,000,000 of Managed Assets and 0.04 percent on the balance of the Company's Managed Assets, subject to a minimum annual fee of $125,000.

U.S. Bank, N.A. serves as the Company's custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets.

5.	Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments.  These inputs are summarized in the three broad levels listed below:

▪	Level 1 – quoted prices in active markets for identical investments
▪	Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
▪	Level 3 – significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following table provides the fair value measurements of the Company’s investments by level within the fair value hierarchy as of June 30, 2008.  These investments are measured on a recurring basis.

Fair Value Measurements at Reporting Date Using
		Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)
Fair Value at June 30, 2008
Description

Investments	$ 17,939,321	$ 15,967,664	$ 1,971,657

6.	Restricted Security

The following investment is restricted and is valued as determined in accordance with procedures established by the Board of Directors.  The table below shows the number of units held, acquisition date, acquisition cost, fair value per unit of such investment and percent of members’ capital which the investment comprises at June 30, 2008.

Investment Security		Number of Units	Acquisition Date	Acquisition Cost	Fair Value Per Unit	Value as Percent of Members’ Capital
Copano Energy, L.L.C.	Class E Common Units	62,952	10/19/07	$1,999,985	$31.32	11.1%

7.	Investment Transactions

For the period from January 1, 2008 to June 30, 2008, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $2,874,661 and $2,899,293 (excluding short-term and government securities), respectively.

8.	Members’ Units

The Company has 21,200.195 units authorized and outstanding at June 30, 2008 and December 31, 2007.

Members’ units at December 31, 2007	21,200.195
Members’ units issued to members	–
Members’ units at June 30, 2008	21,200.195

9.	Subsequent Event

On July 17, 2008, SemGroup Energy Partners, L.P. (NASDAQ: SGLP) issued a press release to address unusual trading volume and a decrease in unit price.  SGLP was informed by SemGroup, L.P., SGLP’s parent, that SemGroup, L.P. was experiencing liquidity issues and was exploring various alternatives, including raising additional capital or filing a voluntary petition for reorganization under Chapter 11 of the Bankruptcy Code.  On July 17, 2008 the Company sold 16,700 shares of SGLP (as reflected on the accompanying Schedule of Investments) at a net price of $18.14 per share resulting in a realized loss of $90,851.

Additional Information (Unaudited)

Director and Officer Compensation
The Company does not compensate any of its directors who are interested persons nor any of its officers.  For the period ended June 30, 2008, the aggregate compensation paid by the Company to the independent directors was $6,000.  The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements.

Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2008 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.  In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Privacy Policy
In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its unit holders of record with respect to their transactions in shares of the Company’s securities.  This information includes the unit holder’s address, tax identification or Social Security number, share balances, and dividend elections.

We do not disclose any nonpublic personal information about you, the Company’s other unit holders or the Company’s former unit holders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s unit holders to those employees who need to know that information to provide services to our unit holders.  We also maintain certain other safeguards to protect your nonpublic personal information.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no changes in the portfolio managers identified in response to this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 1/1/08-1/31/08	0	0	0	0
Month #2 2/1/08-2/29/08	0	0	0	0
Month #3 3/1/08-3/31/08	0	0	0	0
Month #4 4/1/08-4/30/08	0	0	0	0
Month #5 5/1/08-5/31/08	0	0	0	0
Month #6 6/1/08-6/30/08	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit.  Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TORTOISE TOTAL RETURN FUND, LLC

Date: August 27, 2008	By:	/s/ David J. Schulte
David J. Schulte
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

TORTOISE TOTAL RETURN FUND, LLC

Date: August 27, 2008	By:	/s/ David J. Schulte
David J. Schulte
President and Chief Executive Officer

TORTOISE TOTAL RETURN FUND, LLC

Date: August 27, 2008	By:	/s/ Terry Matlack
Terry Matlack
Chief Financial Officer